                              CENTURY SHARES TRUST

                                 April 30, 1999

The investment objective of Century Shares Trust (the "Trust") is long-term growth of principal and income. The Trust seeks to achieve this objective by investing in a diversified portfolio of stocks of insurance companies, banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks.

The United States Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed on the adequacy of this Prospectus, nor has any state securities commission done so. Any contrary representation is a criminal offense.

                         INFORMATION IN THIS PROSPECTUS

Important Information About the Trust .......................................  2
     Investment Objective ...................................................  2
     Principal Investment Strategies ........................................  2
     Principal Investment Risks .............................................  2

Trust Performance ...........................................................  2

Trust Fees and Expenses .....................................................  3

Investment Strategies and Related Risks .....................................  4
     Strategies to Meet the Trust's Goals ...................................  4
     Risks of Investing in Insurance and Financial Services Companies .......  4

Management of the Trust .....................................................  5

Shareholder Information .....................................................  5
     Pricing of Trust Shares ................................................  5
     Purchasing Shares ......................................................  5
     Redeeming Shares .......................................................  6
     Shareholder Account ....................................................  7
     Dividends and Distributions ............................................  8
     Tax Consequences .......................................................  8

Financial Highlights ........................................................  9

                      IMPORTANT INFORMATION ABOUT THE TRUST

INVESTMENT OBJECTIVE

The Trust's goal is long-term growth of principal and income.

PRINCIPAL INVESTMENT STRATEGIES

The Trust concentrates its investments in equity securities issued by insurance companies and brokers, banks, and other companies providing services to, or closely related to, such companies. While not required, the Trust's investments in recent years have been predominantly in insurance companies.

The Trust's investment adviser, Century Capital Management, Inc. (the "Adviser"), purchases securities primarily for investment, rather than with a view to trading profits, which results in a low turnover ratio. The Adviser seeks to keep the Trust invested in companies with good long-term results and attractive valuations compared to the markets generally.

PRINCIPAL INVESTMENT RISKS

You take on investment risk when you purchase shares of the Trust. The market prices of shares in which the Trust invests fluctuate with changes in the financial condition of the companies and with changing investor perceptions. General economic and political factors also affect market prices. The share price of the Trust may change daily, and when shares are sold they may be worth more or less than their original cost. As a result, you risk losing money by investing in the Trust.

Because the Trust concentrates its investments in stocks issued by insurance, banking and other financial services companies, you are subject to risks particularly affecting those industries. These risks include the effect of changes in interest rates and government regulations or of claims activity due, for example, to natural disasters or changing demographic factors. These and other factors are described in more detail in "Investment Strategies and Related Risks" below.

TRUST PERFORMANCE

The Trust's annual returns for each of the last ten calendar years were as follows:

                    1989                    41.64%
                    1990                    (7.84)%
                    1991                    31.51%
                    1992                    26.99%
                    1993                    (0.36)%
                    1994                    (3.90)%
                    1995                    35.23%
                    1996                    17.16%
                    1997                    50.13%
                    1998                     7.00%

During these 10 years, the Trust's highest return for any quarter was 19.89% (Q2
1997) and the lowest return was -18.83% (Q3 1990).

The Trust's average annual returns for the 1, 5, and 10 year periods ending December 31, 1998, compared with the Standard & Poor's 500 Stock Index over the same periods, were as follows:

                                           Past 1      Past 5      Past 10
                                            Year        Years       Years
                                            ----        -----       -----
   Century Shares Trust                     7.00%      19.59%       18.18%
       S&P 500 Index                       28.58%      24.06%       19.21%

The returns shown in the chart and table above include reinvestment of all dividends and capital gains distributions and reflect fund expenses. This information provides some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by showing how the Trust's average annual returns have compared with those of a broad measure of market performance. (Of course, the S&P 500 does not incur expenses as the Trust does.)

A discussion of Trust performance is included in the Trust's annual report. The Trust provides a copy of the annual report to shareholders and, upon request and without charge, to each person to whom this Prospectus is delivered. As with any mutual fund, past performance of the Trust is not necessarily an indication of future performance.

TRUST FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

    SHAREHOLDER FEES (fees paid directly from your investment):

      o Maximum Sales Charge (Load) Imposed on Purchases              NONE
      o Maximum Deferred Sales Charge (Load)                          NONE
      o Maximum Sales Charge (Load) Imposed on Reinvested
          Dividends or other Distributions                            NONE
      o Redemption Fee (as a percentage of amount redeemed)           NONE*
      o Exchange Fee                                                  NONE

    * The Trust may reduce the price you receive upon redeeming shares by up to one percent but has never done so. If the Trust imposed this redemption fee, you would receive prior notice.

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Trust assets):

      o   Management Fees                                             0.66%
      o   Distribution and Service (12b-1) Fees                         0 %
      o   Other Expenses                                              0.12%
      o   Total Annual Fund Operating Expenses                        0.78%

o Example. This EXAMPLE is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 year              3 years              5 years            10 years
   ------              -------              -------            --------
    $80                 $249                 $433                 $966

                     INVESTMENT STRATEGIES AND RELATED RISKS

STRATEGIES TO MEET THE TRUST'S GOALS

The Trust's investment objective is long-term growth of principal and income. The Adviser seeks to achieve this objective through investment in a diversified portfolio of equity securities of insurance companies and brokers, banks, and other companies providing services to, or in a business closely related to, the insurance and banking industriess.

The Trust invests in major insurance and banking companies in order to participate in the basic growth of those industries. It also invests in many other, smaller companies, including insurance brokers and service providers to the insurance and banking industries, that the Adviser believes will offer superior prospects, seeking with this portfolio mix to produce above-average results over the longer term.

The Adviser focuses on factors such as the following:

    o The long-term results of a company are important. A key measure is the ability to grow book value plus dividends per share at a meaningful rate over an extended period. In recent years the Adviser has used a target measure of 15% per year compounded over rolling five-year periods.
    o A company's ability and willingness to raise dividends regularly is valued.
    o The Adviser seeks out companies with superior management.
    o As a general rule, the Adviser attempts to buy shares of companies when their prices are temporarily out of favor or their valuation is lower than that of securities generally.

The Adviser purchases securities for the Trust primarily for investment, rather than with a view to trading profits. Accordingly, the Trust expects to have a low rate of portfolio turnover and associated trading costs, which should result in a lower current tax burden for shareholders compared to investing in a fund with higher turnover. The average portfolio turnover ratio was 4.4% over the past five years.

RISKS OF INVESTING IN INSURANCE AND FINANCIAL SERVICES COMPANIES

In addition to the general market, economic, and political risks of investing in stocks, some of which are described in "Summary of Important Information" above, the Trust's principal investment strategies expose investors to the particular risks of investing in the insurance and financial services industries. Various factors directly affect the value of insurance and banking stocks. These include:

    o marketing competition
    o pricing of products
    o general economic conditions
    o claims activity
    o changes in interest rates
    o governmental regulation.

Particular types of insurance companies will be affected by different risk factors. For example:

    o exposure to natural disasters and other catastrophes may reduce the earnings of property-casualty insurance companies
    o changing mortality and morbidity rates affect life and health insurer profits.

Individual companies may be adversely affected by inadequate reserves or the inability to collect from reinsurance carriers. Risks also exist in the nature and degree of governmental regulation of the companies in which the Trust may invest. For example:

    o Rate regulation or tax law changes may adversely affect insurance companies.
    o The lowering of historical regulatory barriers between insurance and banking companies presents challenges to management of these companies that may adversely affect their performance.

In addition, although the Adviser takes steps to assess the status of so-called "Year 2000" problem compliance as reported by the Trust's portfolio companies, this review is necessarily limited by the varied quality of their Year 2000 reporting. In addition, insurance companies may be adversely affected by the Year 2000 problems of their insureds. Despite the Adviser's efforts, you should understand that the Year 2000 issue may have a material adverse effect on the companies held in the portfolio and, in any event, may materially affect the securities markets and the economy generally.

                             MANAGEMENT OF THE TRUST

Century Capital Management, Inc. is the Trust's investment adviser. The Adviser's address is One Liberty Square, Boston, Massachusetts 02109. The Adviser, which is owned by its officers and certain related persons, was organized in April 1992, and became the Trust's investment adviser on July 1, 1994. Before that date and since the Trust's inception in 1928, the Trust was internally managed under the direction of its Trustees. The Trust is the Adviser's first and only mutual fund client. The Adviser also is the investment adviser to several limited partnerships, the investors in which are principally institutions.

The Adviser has discretionary authority to invest the Trust's assets. The Trust's investments are managed by an investment committee of individuals who are officers of the Adviser. The Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the Trust's operation. Such services include providing office space, equipment and facilities, supervising relations with service providers (such as the Trust's custodian, transfer agent, accountants and attorneys), preparing shareholder communications, conducting shareholder relations, maintaining the Trust's existence and records, and maintaining the Trust's registration and qualification for sale of its shares.

The Trust pays the Adviser a fee, monthly in arrears, based on a percentage of the Trust's net asset value. For the year ended December 31, 1998, the aggregate fee paid to the Adviser was 0.66% of average net assets.

Based on a review of its equipment and software and the information provided by the Trust's custodian and shareholder servicing firm, the Adviser currently believes that the services it provides the Trust will not be materially affected by Year 2000 problems with its computer systems or those of its vendors. However, failure by the Adviser or any other party to address all Year 2000 issues affecting their systems could disrupt the Trust's functions, such as calculations of net asset value, purchases and redemptions, or shareholder reporting, which could have a material adverse effect on the Trust and its shareholders.

                             SHAREHOLDER INFORMATION

PRICING OF TRUST SHARES

The price of Trust shares is based on the Trust's daily net asset value. Net asset value is the market value of the Trust's investments plus cash, receivables and any other Trust assets, less liabilities. (Market value is the closing (last sale) price on the principal exchange for securities listed on national exchanges and the bid price for unlisted securities.) The Trust's net asset value divided by the number of shares outstanding is the net asset value per share.

The net asset value per share is computed by the Trust's custodian bank, State Street Bank and Trust Company, as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) each day that the Exchange is open for trading. Net asset value would be computed on other days if there were a sufficient degree of trading in the Trust's portfolio securities that current net asset value might be materially affected. The price at which you purchase or redeem Trust shares is the net asset value per share as next determined after you place your order.

PURCHASING SHARES

You may purchase shares of the Trust by check or wire transfer. If you are already a shareholder, you may purchase additional shares by telephone. The Trust is a "no-load" fund, so you pay no sales commissions on a purchase directly from the Trust. The minimum initial investment is $1,000; the minimum investment for subsequent purchases is $50.

o Delivery Instructions. To make an initial investment, you must complete and sign the Application to purchase shares and deliver it with your payment as follows:

         By Regular Mail                   By Overnight Express or Hand Delivery
         ---------------                   -------------------------------------
         Century Shares Trust              Boston Financial Data Services
         P.O. Box 8329                       Attention:  Century Shares Trust
         Boston, MA 02266-8329             2 Heritage Drive
                                           North Quincy, MA 02171

Your purchase request will be completed and your shares will be purchased at the net asset value per share next computed after the Trust receives your Application and investment in proper form.

o Purchases by Check. You should make your check payable to Century Shares Trust for the requested purchase amount. The Trust will not accept cash, third party checks, or checks drawn on banks located outside of the United States. If your purchase order for shares is cancelled because your check does not clear, you will be responsible for any loss incurred by the Trust; existing shareholders may have shares redeemed from their account to reimburse any loss.

o Wire and Electronic Transfers. You may purchase shares by having your bank send a wire transfer to the Trust's custodian bank. Your bank may charge you a fee for a wire transfer. If you wish to send a wire transfer, notify us before the funds are wired by telephone: 800-321-1928 or 617-482-3060. Use the following wire transfer instructions:

    State Street Bank and Trust Company
    ABA # 011000028; DDA # 99046583
    Credit Century Shares Trust
    [insert your Shareholder Registration Name and Account Number]

You may purchase additional shares of the Trust by having your bank account automatically drafted on a periodic basis. For more information and to receive the documentation required for this program, call the Trust.

o Telephone Purchases. If you currently have an active account, you may make subsequent investments by telephone in accordance with policies established by the Trust. You can call us at 800-303-1928 or 617-482-3060 to inquire about a telephone purchase or to place your order. The purchase price will be the net asset value per share next computed after receiving your order. Payment for shares purchased by telephone must be received within seven days or the order is subject to cancellation. At its discretion, the Trust may accept telephone orders from non-shareholders or securities dealers.

o Transactions Through Intermediaries. You may purchase or redeem shares of the Trust through intermediaries such as certain broker-dealers, "fund supermarkets," banks, investment professionals, retirement accounts or other vehicles. An intermediary may charge you a fee for its service, and it may have procedures for purchasing and redeeming shares and account features differing from those that would apply if you deal directly with the Trust.

An intermediary may be a designated agent of the Trust. If so, orders it accepts at any time until the daily computation of the Trust's net asset value per share would receive that price. The agent will segregate orders received on a business day after the daily computation time and transmit those orders to the Trust separately for execution at the net asset value next computed after that business day.

o General Policies. The Trust reserves the right to reject any order to purchase shares. In particular, the Trust may reject orders from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Trust. If your order to purchase shares is accepted and processed, you may not cancel or revoke the purchase, but you may redeem the shares purchased.

REDEEMING SHARES

You may redeem shares of the Trust by sending a written request for redemption to the Trust. The request should be delivered as follows:

         By Regular Mail                   By Overnight Express or Hand Delivery
         ---------------                   -------------------------------------
         Century Shares Trust              Boston Financial Data Services
         P.O. Box 8329                       Attention:  Century Shares Trust
         Boston, MA 02266-8329             2 Heritage Drive
                                           North Quincy, MA 02171

In your written request, you must (1) indicate the number of shares or dollar amount to be redeemed, (2) provide your shareholder account number, and (3) have each record owner sign the request exactly as the shares are registered (e.g., a trustee or custodian must sign as such). The Trust does not permit redemption by telephone, fax, or email. You also may redeem shares through intermediaries as described above in "Purchasing Trust Shares."

Redemption orders are processed at the net asset value per share next computed after the Trust receives your order in good form. The price you receive in a redemption may be more or less than the price you paid when you purchased your shares and may result in a taxable capital gain or loss.

o Required Documentation. Certain redemption requests must include a signature guarantee, which is an established commercial practice designed to protect you and the Trust from fraud. You must include a signature guarantee if: (1) you wish to sell more than $10,000 worth of shares, (2) you wish to have the redemption proceeds sent to an address different than that registered in your account, (3) you have changed your registered address within the last 60 days, or (4) you wish to have the redemption proceeds made payable to a person who is not the registered account owner. The signature guarantee must apply to the signature of each record owner on your account. You may obtain a signature guarantee from a participant in the Medallion signature guarantee program, such as a bank, credit union, or securities broker-dealer. A notary public cannot provide a signature guarantee.

Shares owned by corporations, trusts, partnerships, estates or other entities are subject to special rules regarding documentation required for redemption. These shareholders should call the Trust at 800-303-1928 or 617-482-3060 to obtain specific instructions for their situation.

o Payment for Redeemed Shares. Your redemption will normally be paid by check sent to you not later than seven days from the effective redemption date.

The Trust may reduce the redemption price by an amount up to 1%, but has never done so. If such a redemption fee were imposed in the future, the Trust would give prior notice to all shareholders. The Trust may announce redemption policies and procedures that might, for example, apply any redemption fee selectively based on the length of time of share ownership, or the size of shareholder account or redemption amount.

The Trust is permitted to deliver assets in kind (in whole or in part) instead of cash for large redemptions pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election might apply if, over any 90-day period, any one shareholder redeemed shares for an amount in excess of $250,000 or 1% of the total net asset value of the Trust, whichever is less. A shareholder receiving a redemption in kind may incur brokerage costs in converting securities received into cash.

o Possible Redemption Delays. If you have recently purchased shares and you wish to redeem those shares within 15 days of the purchase date, the Trust may delay payment of the redemption proceeds to you. The delay allows the Trust to verify that payment for the recently purchased shares has been received and collected.

The Trust may suspend redemptions and defer payment when the New York Stock Exchange is closed (other than weekends or holiday) or trading on that Exchange is restricted, as permitted by the Securities and Exchange Commission, or during any emergency making it impractical for the Trust to dispose of its securities or value its assets.

SHAREHOLDER ACCOUNT

The Trust bears the cost to maintain your shareholder account. However, the Trust may charge you a fee to cover its additional costs if you request a duplicate confirmation statement of a transaction or a historical transcript of your account. The Trust reserves the right on 60 days' prior written notice to impose charges to cover other administrative costs.

You will not receive share certificates from the Trust unless you specifically request them in writing. If you do hold issued certificates, they must be returned to the Trust with the redemption request for the shares they represent. If you lose issued certificates, you must pay for a surety bond obtained by the Trust on your behalf for the Trust's protection.

Because small accounts result in relatively higher administration costs, the Trust reserves the right to redeem shares in any account the value of which falls below $500 following any redemption by you. The Trust will notify you before doing so in order to allow you to increase your account balance above the minimum level. The Trust also may at any time redeem your shares if you have failed to provide required taxpayer identification number certification.

DIVIDENDS AND DISTRIBUTIONS

The Trust distributes to shareholders its net investment income in the form of income dividends. Net investment income represents the dividends, interest and other income earned from its investments, less its expenses. The Trust normally makes income dividend payments in June and December.

The Trust also distributes to shareholders its net realized capital gains in the form of capital gain distributions. These distributions represent capital gains realized by the Trust on its investments, less any capital losses. The capital gain distribution is normally made in December.

The Trust will reinvest your income dividends and capital gain distributions in additional shares of the Trust unless you choose one of the following options:

o Income Option - you will receive income dividends in cash and have capital gain distributions reinvested; or
o Cash Option - you will receive both income dividends and capital gain distributions in cash.

You should indicate your choice in the Application you complete with your initial share purchase. You may change your choice at any time by writing the Trust.

TAX CONSEQUENCES

Your investment in the Trust may result in tax consequences to you. (If you are investing through a tax-advantaged retirement account, you should consult your tax advisor as to your tax situation.)

Income dividends and capital gains distributions are generally subject to federal income tax, and may also be subject to state or local taxes. Capital gain distributions may be taxable at different rates, depending on the length of time the Trust holds its assets. At the present time, for federal tax purposes both income dividends and short-term capital gains distributions are taxable to you as ordinary income. Long-term capital gain distributions are generally taxable to you as long-term capital gains regardless of the length of time you have owned Trust shares. Any taxable distributions you receive will generally be taxable whether you receive them in cash or reinvest them in shares of the Trust.

o If you purchase shares of the Trust shortly before a distribution, you will be "buying a dividend" and you will effectively receive back a portion of your investment in the form of a taxable income dividend or capital gains distribution.

When you redeem shares you may realize a taxable capital gain or loss for federal income tax purposes. You will realize a taxable capital gain if the price you receive on redemption is greater than the cost of the shares that you redeem.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Trust's financial statements, are included in the Trust's annual report, which is available upon request.

                                                                        Year Ended December 31,
                                                          1998        1997         1996        1995        1994
                                                          ----        ----         ----        ----        ----
Net Asset Value, beginning of year                       $44.66      $31.30       $28.07      $21.77      $24.04
Income (Loss) from Investment Operations:
  Net investment income                                   $0.41       $0.39        $0.46       $0.41       $0.44
  Net realized and unrealized gain (loss)                  2.71       15.25         4.34        7.22      (1.38)
                                                         ------      ------       ------      ------      ------
  Total from investment operations                        $3.12      $15.64        $4.80       $7.63     ($0.94)
Less Distributions:
  From net investment income                             ($0.40)     ($0.38)      ($0.46)     ($0.41)     ($0.45)
  From net realized gain                                  (2.72)      (1.90)       (1.11)      (0.92)      (0.88)
  Returns of capital                                        --          --           --          --          --
                                                         ------      ------       ------      ------      ------
  Total distributions                                    ($3.12)     ($2.28)      ($1.57)     ($1.33)     ($1.33)
Net Asset Value, end of year                             $44.66      $44.66       $31.30      $28.07      $21.77
                                                         ======      ======       ======      ======      ======
Total Return                                              7.00%      50.10%       17.20%      35.20%      -3.90%

Ratios/Supplemental Data:
  Net assets, end of year (in millions)                    $415        $415         $271        $267        $206
  Ratio of expenses to average net assets                 0.78%       0.82%        0.87%       0.94%       1.01%
  Ratio of net income to average net assets               0.88%       1.04%        1.58%       1.60%       1.93%
Portfolio Turnover Rate                                      6%          6%           3%          5%          2%

A Statement of Additional Information ("SAI") for the Trust dated April 30, 1999, includes additional information about the Trust. The SAI is incorporated by reference into this Prospectus. Information about the Trust's investments is also available in its annual and semi-annual reports to shareholders. The Trust's most recent annual report provides a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

The SAI and the Trust's annual and semi-annual reports and other information are available, without charge, upon request to the Trust. Investors may contact the Trust by calling 1-800-321-1928, by sending e-mail to "email@centurycap.com" or by writing to:

                              Century Shares Trust
                               One Liberty Square
                           Boston, Massachusetts 02109

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at http://www.sec.gov; copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                  Investment Company Act File Number 811-00019

                              CENTURY SHARES TRUST

                               One Liberty Square
                           Boston, Massachusetts 02109
                          800-321-1928 or 617-482-3060
                              email@centurycap.com

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1999

This Statement of Additional Information supplements the Trust's Prospectus dated April 30, 1999. You may obtain a copy of the Prospectus free of charge by writing, calling or sending an email to the Trust. This Statement of Additional Information is not a Prospectus.

                         -----------------------------

                                TABLE OF CONTENTS

The Trust....................................................................  2
Management of the Trust......................................................  3
Control Persons and Principal Holders of Securities..........................  4
Investment Advisory and Other Services.......................................  4
Brokerage Allocation and Other Practices.....................................  5
Capital Stock and Other Securities...........................................  6
Purchase, Redemption and Pricing of Shares...................................  6
Taxation of the Trust........................................................  7
Calculation of Performance Data..............................................  7
Financial Statements.........................................................  8

                         -----------------------------

                                    THE TRUST

Century Shares Trust is a "Massachusetts trust" organized under the laws of Massachusetts in March 1928. Wiesenberger Investment Companies Service, 1985 Ed., a recognized independent compilation of mutual fund industry statistics, lists the organization dates of "virtually all mutual funds registered for sale in the United States," and indicates that nine mutual funds in addition to the Trust were organized in or prior to 1928. Several of the largest shareholders of the Trust are insurance companies, owning shares directly or through nominees.

The Trust operates as a diversified, open-end management investment company.

In pursuing its investment objectives described in the Prospectus, the Trust may invest in stock of the types of entities described in the Prospectus and holding companies or subsidiaries of such entities, as well as in securities convertible into or exercisable for such stock. The Trust also may invest in debt instruments of domestic governmental and non-governmental issuers of investment grade at the time of purchase.

The Trust may not:

o  issue senior securities;

o borrow money, except temporary borrowing that does not cause the outstanding indebtedness of the Trust to exceed 10% of its gross assets (valued at market) or of its liquidating value, whichever is lower (Any temporary borrowings also would be subject to the 300% asset coverage requirement of the Investment Company Act of 1940. If the Trust were to borrow temporarily, this could require it to liquidate portfolio securities at a disadvantageous time.);

o  act as underwriter of securities;

o invest more than 5% of its gross assets (valued at market) in the securities of any one issuer

o  hold more than 10% of any class of the securities of any one issuer;

o purchase or sell real estate, commodities, or commodity contracts, except in satisfaction of a debt or in connection with a merger, consolidation, reorganization, or other activities of the Trust;

o  make loans;

o  invest in debt securities other as described above;

o invest in the securities of other investment companies, except by purchase in the open market that does not require any commission or result in any profit to an underwriter or dealer, other than customary brokers' commissions;

o invest in the securities of companies that have a record (including the record of any predecessors) of fewer than three years' continuous operation;

o  invest for the purpose of exercising control or management;

o  purchase securities on margin or sell short; or

o purchase or retain in its portfolio any securities of an issuer if the officers or Trustees of the Trust that own beneficially more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

The principal investment objectives of the Trust and the limitations listed above may not be changed without the vote or written approval of a majority of the outstanding shares of the Trust

Additionally, the Trustees currently have a policy that will not allow investments in convertible securities to exceed 5% of total investments.

                             MANAGEMENT OF THE TRUST

The Trustees named below are responsible for setting policy and overseeing the Trust's activities. The Trustees hire and supervise the performance of the companies that provide services to the Trust, such as the investment adviser, the independent accountants, and the custodian. The Trustees elect their successors.

The following table provides information regarding each Trustee and officer of the Trust:

     NAME, ADDRESS AND AGE        POSITION(S) HELD WITH TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
     ---------------------        ---------------------------     -------------------------------------------
William O. Bailey                Trustee                        o Terra Nova (Bermuda) Holdings Ltd.,
7 Victoria Street                                                 Chairman, President & CEO (Insurance Holding
Hamilton Bermuda                                                  Co.)
Age:  72                                                        o MBIA, Inc., Director and Former CEO
                                                                  (Insurance Co.)
                                                                o Business Men's Assurance Co. of America,
                                                                  Director

John E. Beard                    Trustee                        o Ropes & Gray, Partner (Attorneys)
One International Place
Boston, Massachusetts
Age:  66

William W. Dyer, Jr.*            Trustee                        o Century Capital Management, Inc., Managing
One Liberty Square               (Prior to July 1994, also        Director and Director#
Boston, Massachusetts            Vice President)                o CCP Capital, Inc., Vice President and
Age:  64                                                          Director (Management Services)#
                                                                o CCP Capital II, LLC, Managing Member
                                                                  (Management Services)#
                                                                o Prior to October 1994, Massachusetts
                                                                  Fiduciary Advisors, Inc., Director and Senior
                                                                  Vice President (Investment Adviser)#

Allan W. Fulkerson*              Chairman of the Trustees       o Century Capital Management, Inc., President
One Liberty Square               (Prior to July 1994, also        and Director#
Boston, Massachusetts            President and Managing         o CCP Capital, Inc., President and Director
Age:  65                         Trustee)                         (Management Services)#
                                                                o CCP Capital II, LLC, Managing Member
                                                                  (Management Services)#
                                                                o Massachusetts Fiduciary Advisors, Inc.,
                                                                  President and Director (Investment Adviser)#

Ernest E. Monrad                 Trustee                        o Northeast Investors Trust, Chairman of the
50 Congress Street                                                Trustees (Investment Company)
Boston, Massachusetts
Age:  66

Michael J. Poulos                Trustee                        o Western National Corporation (Holding
3 Riverway Plaza                                                  Company) and Western National Life Insurance
Houston, Texas                                                    Company, Chairman, President and Chief
Age:  68                                                          Executive Officer

Jerry S. Rosenbloom              Trustee                        o The Wharton School, University of
304 Colonial Penn Center                                          Pennsylvania, Professor of Insurance and Risk
3641 Locust Walk                                                  Management
Philadelphia, Pennsylvania
Age:  60

Richard F. Cook, Jr.             Secretary                      o Century Capital Management, Inc., Managing
One Liberty Square                                                Director, Treasurer, Clerk and Director#
Boston, Massachusetts                                           o CCP Capital, Inc., Vice President,
Age:  48                                                          Treasurer, Clerk and Director (Management
                                                                  Services)#
                                                                o CCP Capital II, LLC, Managing Member
                                                                  (Management Services)#
                                                                o Massachusetts Fiduciary Advisors, Inc.,
                                                                  Senior VP, Treasurer and Clerk (Investment
                                                                  Adviser)#
-------------
* Indicates Trustees who are interested persons of the Trust.
# Indicates a position with an entity that may be deemed an "affiliated person" of the Trust.

During the fiscal year ended December 31, 1998 the following persons received the indicated amounts from the Trust:

                                            PENSION OR
                                            RETIREMENT            TOTAL
                           AGGREGATE     BENEFITS ACCRUED     COMPENSATION
     NAME OF PERSON,      COMPENSATION   AS PART OF TRUST      FROM TRUST
        POSITION         FROM THE TRUST    EXPENSES (1)     PAID TO TRUSTEES
        --------         --------------    ------------     ----------------
William O. Bailey,          $20,000             --               $20,000
Trustee

John Beard,                 $20,000             --               $20,000
Trustee

William W. Dyer, Jr.,          --               --                 --
Trustee (2)

Allan W. Fulkerson,            --               --                 --
Trustee (2)

Ernest E. Monrad,           $20,000             --               $20,000
Trustee

Michael J. Poulos,          $10,000             --               $10,000
Trustee

Jerry S. Rosenbloom,        $15,000             --               $15,000
Trustee


(1) The Trust neither sponsors nor pays pension or retirement benefits to Trustees or officers of the Trust.
(2) Any Trustee or officer of the Trust who also is an officer of the Adviser receives no remuneration from the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 8, 1999, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. As of February 8, 1999, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA, 94104 was the record owner of two accounts with a combined share balance equal to approximately 7.9% of the Trust's outstanding shares. The Trust believes these accounts hold shares beneficially owned by clients of Charles Schwab & Co., Inc. As of February 8, 1999, CUDD & Co., c/o Chase Manhattan Bank, N.A., 1211 Sixth Avenue, New York, NY, 10036-8701 was the record owner of an account with a share balance equal to approximately 5.9% of the Trust's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Century Capital Management, Inc., the Trust's investment adviser, is solely owned by its officers and certain related persons. Allan W. Fulkerson, who exercises voting control over the Adviser, is both Chairman of the Trustees of the Trust and President and a Director of the Adviser. William
W. Dyer, Jr., is a Trustee of the Trust, and he and Richard F. Cook, Jr., Secretary of the Trust, each serve as Managing Director and Director of the Adviser.

The Trust pays the Adviser a fee, monthly in arrears, equal to one-twelfth (1/12th) of the sum of seven-tenths of one percent (0.7%) of the first $250 million and six-tenths of one percent (0.6%) of the amount exceeding $250 million, of the net asset value of the Trust at the end of each month. The Trust's advisory agreement with the Adviser provides that the Adviser's fee will be reduced by an amount necessary to prevent the Trust's aggregate expenses from exceeding the most restrictive of the expense limitation imposed by any state securities commission in states in which the Trust's shares are registered or qualified for sale. For the years 1998, 1997 and 1996, the Trust paid the Adviser total fees of $2,776,322, $2,281,156, and $1,756,532, respectively.

As investment adviser to the Trust, the Adviser acts with discretionary authority to invest the Trust's assets. The Adviser also performs (or arranges for performance of) certain management and administrative services necessary for the operation of the Trust. These services include providing office space, equipment and facilities, supervising relations with the Trust's custodian, transfer agent, accountants, attorneys and other third-party service providers, preparing shareholder communications, conducting shareholder relations, maintaining the Trust's existence and records and maintaining the Trust's registration and qualification for sale of its shares. The Adviser may be reimbursed by the Trust for the allocated cost of the Adviser's employees' providing shareholder, transfer agent and accounting services to the Trust. The Trust pays its other expenses. Expenses of the Trust for compensation, office rental and other office expenses, and investment advisory, statistical and research services are subject to an annual overall limitation in the Declaration of Trust of 1.5% of average quarterly net assets up to $30,000,000 and 1% of average net quarterly assets over that amount.

Transfer Agent and Dividend Paying Agent. State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts, acts as the Trust's transfer agent and dividend paying agent. Charles Schwab Trust Company, 101 Montgomery Street, San Francisco, CA 94104 may act as transfer agent with respect to certain retirement plans of which it is trustee.

Custodian. State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts, acts as the custodian of the Trust's cash and investment securities. The custodian also is responsible for receipt and delivery of the Trust's investment securities, as well as other matters specified in the custodial agreement.

Accountants. Deloitte & Touch LLP, 125 Summer Street, Boston, Massachusetts, acts as the independent accountants for the Trust. The independent accountants are responsible for auditing the Trust's financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust's portfolio transactions are executed by broker-dealers and banks selected by the Adviser. During the years 1998, 1997 and 1996, brokerage commissions were $33,953, $28,059 and $12,804, respectively. The lower commissions in 1996 compared with the two years since then resulted from fewer transactions requiring brokerage payments during that year.

The Adviser selects broker-dealers to execute Trust investment transactions based on many factors, including the size and type of the transaction, the reputation, experience, and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Execution at the most favorable prices and in the most effective manner possible are the primary considerations. To minimize brokerage charges, the Adviser seeks to execute portfolio transactions with a primary market maker in over-the-counter transactions, except in those circumstances where better prices and execution are available elsewhere. Purchases from market makers or other dealers will include the spread between the bid and the asked price.

When more than one broker-dealer firm meets the foregoing criteria for a particular transaction, the Adviser may give consideration to those firms that supply research services that may contribute to the overall performance of the Trust and of the Adviser's other client accounts, and not all of these services may be used in connection with the Trust. The research services may include analysis, quotations and statistical or other information, and the Adviser may at times pay a higher commission rate than might have been available elsewhere in recognition of the value of such services; however, the transaction will always meet the Adviser's overall criteria for obtaining best execution.

Investment decisions for the Trust are made independently from those for other clients of the Adviser and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for the Trust and for one or more other client accounts. The Adviser or its personnel may have interests in one or more of those client accounts. The Adviser has adopted allocation procedures designed to allocate securities and prices fairly between the Trust and the Adviser's various other accounts.

CAPITAL STOCK AND OTHER SECURITIES

Ownership of the Trust is represented by shares of $1.00 par value. The number of shares is not limited. Each share has the same rights as every other share. Shares have no preemptive rights and are fully paid and non-assessable. Shares may be redeemed at any time at net asset value. The Trust may redeem shares in any account valued at less than $500 after any redemption by the shareholder to minimize the disproportionately high administrative costs associated with small account balances.

SHAREHOLDERS HAVE NO RIGHT TO VOTE IN THE SELECTION OF TRUSTEES OR OTHER MATTERS RELATING TO THE MANAGEMENT OF THE TRUST (EXCEPT THAT A TRUSTEE MAY BE REMOVED FROM OFFICE AS PROVIDED IN THE INVESTMENT COMPANY ACT); PROVIDED THAT THE DECLARATION OF TRUST MAY BE AMENDED OR TERMINATED WITH THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES.

The Trust may create and issue additional series of shares, subject to the Investment Company Act of 1940, when, as and if the Trustees may determine, without further action by the shareholders. The Declaration of Trust gives the Trustees authority to fix and determine the relative rights and preferences as between different series as to dividends and other distributions and on liquidation or termination of the Trust, and also to determine provisions concerning investment, reinvestment, sinking or purchase Trusts, conversion rights, the manner of determining Trustee remuneration with respect to such series, and conditions under which the several series shall have separate voting rights or no voting rights.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The Trust offers its shares directly to the public without any sales charge, as described in the Prospectus. The shares also may be purchased through broker-dealers, banks, and "fund supermarkets," which may charge a fee for this service. The Trust may from time to time issue its shares in exchange for securities held in the portfolio of another investment company, trust, or securities owner. Such a transaction would generally involve the issuance of trust shares at net asset value, based upon the value of the securities acquired.

A broker-dealer or other intermediary may be a designated agent of the Trust. If so, orders that it accepts for the purchase of shares at any time until the daily computation of the Trust's net asset value would receive that value as the purchase price per share. (The agent would then segregate any orders received after the daily computation and transmit those separately to the Trust for execution at the net asset value as determined at the end of the next trading day.) A purchase made through an intermediary that is not a designated agent of the Trust is made at the net asset value next determined after the order is actually received by the Trust.

Share redemptions may be made directly from the Trust or through an intermediary, which may charge a fee for the service. The Trust is authorized to reduce the redemption price by up to one percent, but has never done so. The Trust has the right to suspend redemption when the New York Stock Exchange is closed (other than on weekends or holidays) or trading on the New York Stock Exchange is restricted during any period permitted by order of the Securities and Exchange Commission for the protection of investors.

The Trust is permitted to deliver assets in kind (in whole or in part) in lieu of cash for large redemptions pursuant to Rule 18f-1 under the Investment Company Act of 1940. The Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the liquidating value of the Trust, during any 90-day period for any one shareholder, but may make redemptions in kind above that limitation. Shareholders receiving redemptions in kind may incur brokerage costs in converting securities received in cash.

Offering Price. The offering price of the Trust's shares is the net asset value per share. Net asset value of the Trust is determined by the Trust's custodian as described in the Prospectus. Equity securities traded on a national securities exchange or Nasdaq are valued at the last sale price on the national securities exchange on which such securities are primarily traded or Nasdaq, as the case may be. Securities for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will generally be valued based on market quotations.

Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other debt securities are valued by a pricing service that utilized electronic date processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Trust.

Securities quoted in foreign currency, if any, are valued in U.S. dollars at the foreign currency exchange rate prevailing at the time the net asset value per share is determined.

TAXATION OF THE TRUST

For 1998, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and it intends to be so qualified throughout 1999. This special tax status means that the Trust will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Trust must comply with certain requirements. If the Trust fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

CALCULATION OF PERFORMANCE DATA

The Trust may from time to time present its investment performance in advertisements, shareholder reports or other communications. In those communications, the Trust may compare its performance to (a) indexes of groups of unmanaged stocks, such as the Standard and Poor's Stock Indexes and the Dow Jones Averages, (b) indexes of mutual funds prepared by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, and (c) the Consumer Price Index demonstrating changes in the average cost of living. The investment performance of the Trust or such indexes may be calculated, ranked, rated or otherwise described by independent publications or analysts such as Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, Lipper Analytical Services, Inc., Money Magazine, Morningstar, Mutual Trust Forecaster, No Load Trust X, The Value Line Mutual Trust Survey, The Wall Street Journal, and Wiesenberger Investment Companies Service, and such information may also be presented.

An investment in shares of the Trust with all dividends reinvested would have provided the average annual compounded rate of return ("Average Annual Total Return") listed below for each of the indicated periods:

                                                          Average Annual
                       Investment Period                   Total Return
                       -----------------                   ------------

         One Year Ending December 31, 1998                     7.00%

         Five Years Ending December 31, 1998                  19.59%

         Ten Years Ending December 31, 1998                   18.18%

Average Annual Total Return is computed as follows. A hypothetical investment of $1,000 ("Invested Amount") is assumed to have been made at the beginning of the investment period, resulting in the purchase of a certain number of shares at the effective net asset value. All income dividend and capital gain distributions made by the Trust over such period are assumed to have been reinvested in additional shares at the then effective net asset value, thereby increasing share holdings. At the end of the investment period, the number of shares then assumed held is multiplied by the ending net asset value, resulting in the amount which the assumed investment would have been worth on redemption at that time ("Redeemed Amount"). The Redeemed Amount is then compared to the Invested Amount, and the average annual compounded rate of return is derived for the period by application of a standard compound interest rate calculation.

The Average Annual Total Return figures provided above are computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the formula P(1 + T)n = ERV, where:

                P    =  a hypothetical initial payment of $1,000,
                T    =  average annual total return,
                n    =  number of years, and
                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

FINANCIAL STATEMENTS

The Trust's financial statements appearing in the Trust's annual report for 1998 and the report thereon of Deloitte & Touche LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. You may obtain a copy of the annual report without charge upon request to the Trust.